UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

FRONTERA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-198524	46-4429598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Carson Street, Suite 200

Carson City, Nevada 89701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: 909-374-5750

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition of Assets.

Purchase of Real Estate Property at Hidalgo County, Texas

On April 8 , 2023, the Company and Texas G&S Investments, Inc., a Texas corporation entered into  a Purchase Agreement (the “Purchase Agreement”) whereby the Company agreed to acquire from TGSI approximately 170 acres of ranch land in Hidalgo County, Texas (the “Ojival II Ranch Property”) at a purchase price of $2,500,000.  The Ojival II Ranch Property is valued at approximately $6,000,000 and will be co-developed by the Company into residential lots for sale into the burgeoning demand for developed lots and apartment land in the McAllen, Texas area. On or about April 30, 2023 The Company closed a portion of  the purchase at a purchase price of $2,500,000 in a transaction in which the Seller providing 100% financing to the company (the

“Company Note”) and retained a first lien deed of trust on the Ojival II Ranch Property (the “First Lien Deed of Trust”)  until such time as the Company completed all payments under the terms of the Seller financing.  In addition, the Company and TGSI entered into a Net Profits Agreement whereby TGSI is entitled to share in net profits generated from the sale of the property according to an agreed waterfall (the “Net Profits Interest”).  Effective  June 12 , 2023 the Company closed the remaining portion of the transaction by making various deliveries of documents and certificates.

The forgoing description of the Purchase Agreement, the Ojival II Ranch Property, Note, First Lien Deed of Trust and Net Profits Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, Ojival II Ranch Property, Note, First Lien Deed of Trust, and Net Profits Agreement which  are filed as exhibits to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) contemporaneously with this Form 8K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Purchase Agreement
10.2	Promissory Note
10.3	Net Profits Agreement
10.4	First Lien Deed of Trust

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontera Group, Inc.

Date: June 12, 2023	By:	/s/ Andrew De Luna
Andrew De Luna Interim Chief Executive Officer